UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 1, 2015

Commission file number 001-32511
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IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation.

Effective June 1, 2015, Scott Key resigned from his positions as president and chief executive officer of IHS Inc. (the "Company" or "IHS" or "we" or "us" or "our"), and from the Company’s board of directors. Mr. Key’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise. In connection with Mr. Key's resignation, in accordance with our Amended and Restated Bylaws, our board of directors adopted a resolution to decrease the number of our directors from 10 to 9.

(c) Appointment.

Effective June 1, 2015, Mr. Jerre Stead was appointed to serve as the Company’s Chief Executive Officer.

Mr. Stead’s Biography:

Jerre L. Stead, 72, is the Chairman of the Company's Board of Directors. Mr. Stead served as the Company’s Executive Chairman from June 2013 until June 2014. From September 2006 until June 2013, Mr. Stead was our Chief Executive Officer. He has served as Chairman of the Board since December 1, 2000. Mr. Stead was a director of Conexant Systems from May 1998 until May 2011 and a director of Brightpoint, Inc. until its acquisition by Ingram Micro Inc. in 2012. Mr. Stead also served on the board of directors of Mindspeed Technologies, Inc. until January 2014.

As disclosed in the Company’s proxy statement dated February 25, 2015 related to its 2015 Annual Meeting of Stockholders, Mr. Stead receives compensation from the Company of $200,000 per year as a retainer for his service as Chairman of the Board.

There are no family relationships between Mr. Stead and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Stead's appointment is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On June 2, 2015, we also publicly reaffirmed our previously announced financial guidance for fiscal year 2015. The release, furnished with this Form 8-K as an exhibit, was posted on our website (www.ihs.com) and distributed to the media through a newswire service.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: June 2, 2015	By:	/s/ Stephen Green
Stephen Green
Executive Vice President, Legal and
Corporate Secretary